U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (date of earliest event reported): September 24, 1999




                         Commission file number 0-22464
                                                -------



                                KOALA CORPORATION
                                -----------------
                      (Exact name of small business issuer
                          as specified in its charter)



           Colorado                                         84-1238908
           --------                                         ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)




                 11600 E. 53rd Avenue, Unit D, Denver, CO 80239
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 574-1000
                                 --------------
                           (Issuer's telephone number)




                                 Not Applicable
                                 --------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)

ITEM 2.       ACQUISITION OF ASSETS

         On September 24, 1999, Koala Corporation (the "Company"), acquired certain of the assets of Smart Products, Inc., a Kentucky corporation ("Smart Products"). Founded in 1988, Smart Products designs, manufactures and markets infant safety and customer service products.

         The purchase price and terms were negotiated on an arms length basis with Smart Products. No principal of Smart Products had a relationship with the Company prior to the transaction.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)               Exhibits.

         99.1     Press Release.




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



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            KOALA CORPORATION




Date:  October 8, 1999                      By:  /s/ Mark A. Betker
                                                -------------------
                                            Mark A. Betker, Chairman and Chief
                                            Executive Officer






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